Exhibit 99.2
FINANCIAL SUPPLEMENT
December 31, 2008
Monster Worldwide, Inc. (together with its consolidated subsidiaries, the “Company,” “Monster,” “we,” “our” or “us”) provides this supplement to assist investors in evaluating our Company’s financial and operating metrics. We suggest that the notes to this supplement are read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure. The Company intends to update the financial supplement on a quarterly basis.

Notes to Financial Supplement
Presentation
Wind-down of Internet Advertising & Fees Tickle Business.
In May 2008, we announced our intentions to wind-down the operations of Tickle, a business included in the Internet Advertising & Fees segment. As a result of this action, we have reclassified our quarterly financial information to reflect the wind-down as discontinued operations in all periods presented. The financial results from continuing operations, presented herein, reflect the results of the remaining and ongoing portion of our business.
Stock Option Investigation
On June 12, 2006, we announced that a committee of independent directors of the Board of Directors (the “Special Committee”) assisted by independent legal counsel and outside accounting experts were conducting an independent investigation to review our historical stock option grant practices. On December 13, 2006, we restated our historical financial statements to record additional non-cash stock based compensation charges and the related income tax effects based on the findings of the Special Committee. We recorded these non-cash compensation charges as a component of “Corporate expenses” and did not allocate these non-cash costs to our reportable segments. No such amounts were recorded beyond the 2005 periods, as we accelerated the vesting of all unvested outstanding stock options as of December 31, 2005 to mitigate compensation expense we would have had to record upon the effectiveness of SFAS 123R . The restatement did not affect our statements of operations or segment results for periods subsequent to December 31, 2005.
Provision for Legal Settlements, net
On July 30, 2008, Monster entered into a Memorandum of Understanding (“MOU”) with the class representative and the individual defendants in the shareholder securities class action that memorializes the terms pursuant to which the parties intend, subject to Court approval, to settle the securities class action. As full settlement of the claims asserted in the securities class action, the MOU provides for a payment to the class of $47.5 million the cost of which to the Company will be approximately $25.1 million net of its insurance recovery and a payment by another defendant. Also recorded in the provision for legal settlements, net in the second quarter of 2008, was approximately $15.0 million for estimated expenses relating to the other outstanding litigation in connection with Monster’s historical stock option grant practices. On October 2, 2008, the Supreme Court of the State of New York, New York County, granted final approval of the settlement agreement.

Professional Fees
For the three months ended December 31, 2008, we recorded a $6.7 million credit to professional fees as a direct result of payments from our former chief executive officer, partially offsetting payments for ongoing matters relating to our historical stock option grant practices. For the year ended December 31, 2008, we recorded $4.4 million of professional fees as a direct result of ongoing matters relating to our historical stock option grant practices, partially offset by payments from our former chief executive officer. In addition, approximately $1.4 million and $19.1 million of professional fees related to our historical stock option grant practices were included in the three months and year ended December 31, 2007, respectively. These costs primarily relate to legal fees and are a component of “office and general” in our consolidated statement of operations. In addition, we have incurred costs related to litigation, an informal investigation by the SEC and an investigation by the United States Attorney for the Southern District of New York.
We expect to continue to incur significant professional fees related to ongoing matters relating to our historical stock option grant practices. While we cannot quantify or estimate the timing of these costs throughout 2009, we expect to continue to incur significant professional fees related to legal fees paid on behalf of former employees and former members of senior management in connection with ongoing matters relating to our historical stock option grant practices.
Executive Severance
Included in our operating results for the year ended December 31, 2007, is approximately $15.8 million of severance charges related to executive officers who departed the Company in the second quarter of 2007. Of the $15.8 million, approximately $12.8 million is non-cash and relates to the acceleration of equity awards. The severance is recorded as a component of “salaries and related” and the acceleration of equity awards is recorded as a component of “amortization of restricted stock and RSU’s” in our Financial Supplement.
Restructuring Actions
On July 30, 2007, we announced a series of strategic restructuring actions that are intended to position us for sustainable long-term growth in the rapidly evolving global online recruitment advertising industry.
The restructuring plan included an anticipated reduction in the current workforce by approximately 800 associates, or 15% of our full-time staff, through 2008. Subsequent to the announcement of this plan, the Company made a strategic decision to in-source customer service and therefore the current reduction will be approximately 700 associates. The plan also included fixed asset write-offs, accelerated depreciation for assets to be phased out, costs relating to the consolidation of certain office facilities, contract termination costs, relocation costs and professional fees. The restructuring plan arose out of a review commencing in the second quarter of 2007 by our current executive management team of our cost structure and organizational structure. The restructuring is intended to realign the structure to permit investment in key areas that will improve the customer experience and foster revenue growth and long-term operating margin expansion.
For the three months and year ended December 31, 2008, we recorded $3.2 million and $16.4 million of restructuring costs, primarily related to severance. For the three months and year ended December 31, 2007, we recorded $5.4 million and $16.6 million of restructuring costs, respectively.

Security Breach
In August 2007, we announced a security breach related to unauthorized access to our resume database. We took remediation measures, including the procurement of the capability to assist any potentially affected customers. For the three months ended December 31, 2007, we recorded $3.4 million related to the breach.
Deferred revenue related to acquisitions
During the fourth quarter of 2008, we completed the acquisition of ChinaHR. In accordance with existing purchase accounting rules, we are required to write down a portion of ChinaHR’s deferred revenue to its fair value. Consequently, in post acquisition periods, we do not recognize the full amount of this deferred revenue. When measuring the performance of our business, however, we add back the revenue resulting from this fair value adjustment as we believe that the inclusion of this revenue provides useful information to our management, as well as to investors. For the three months ended December 31, 2008, the fair value adjustment to ChinaHR’s deferred revenue was $2.2 million.
Reclassifications
Certain reclassifications of prior year amounts have been made for consistent presentation.
Non-GAAP financial measures
Monster Worldwide, Inc. (the “Company”) has provided certain non-GAAP financial information as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles (“GAAP”) and may be different from non-GAAP measures reported by other companies. The Company believes that its presentation of non-GAAP measures provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.
Non-GAAP operating expenses, operating income, operating margin, income from continuing operations and diluted earnings per share all exclude certain pro forma adjustments including: ongoing costs associated with the stock option investigations, related litigation and potential fines or settlements; severance costs for former executive officers incurred in the second quarter of 2007; costs related to the measures taken by the Company in response to a security breach in August 2007; and the strategic restructuring actions initiated in the third quarter of 2007. The Company uses these non-GAAP measures for reviewing the ongoing results of the Company’s core business operations and in certain instances, for measuring performance under certain of the Company’s incentive compensation plans. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.
Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash costs incurred in connection with the Company’s restructuring program. The Company considers OIBDA to be an important indicator of its operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash restructuring costs from period to period, which the Company believes is useful to management and investors in evaluating its operating performance. OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.
Free cash flow is defined as cash flow from operating activities less capital expenditures. Free cash flow is considered a liquidity measure and provides useful information about the Company’s ability to generate cash after investments in property and equipment. Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies. Free cash flow does not reflect the total change in the Company’s cash position for the period and should not be considered a substitute for such a measure.

Net cash and securities is defined as cash and cash equivalents plus short-term and long-term marketable securities, less total debt. The Company considers net cash and securities to be an important measure of liquidity and an indicator of its ability to meet its ongoing obligations. The Company also uses net cash and securities, among other measures, in evaluating its choices for capital deployment. Net cash and securities presented herein is a non-GAAP measure and may not be comparable to similarly titled measures used by other companies.
Selected financial ratios
We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business. Our definitions and calculations are as follows:
Annualized return on equity
Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain. In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business. We calculate annualized return on equity as follows:
Annualized net income / Average stockholders’ equity
Book value per share
Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity. We calculate book value per share as follows:
Stockholders’ equity / Total shares outstanding
Cash and marketable securities per share
We calculate cash and marketable securities per share as follows:
(Cash and cash equivalents + Current marketable securities + Non-current marketable securities) / Total shares outstanding
Net cash and securities
We calculate cash and marketable securities per share as follows:
(Cash and cash equivalents + available-for-sale securities, current, + available-for-sale securities, non-current – borrowings on credit facility short-term – current portion of long-term debt – long-term debt, less current portion)

Monster Worldwide, Inc.
Statements of Operations
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	12M 2007	12M 2008

Monster Careers	$258,260	$290,223	$291,326	$296,996	$316,877	$336,810	$320,953	$297,606	$257,931	$1,195,422	$1,213,300
Internet Advertising & Fees	31,093	31,607	32,659	33,146	30,970	29,662	33,341	34,583	32,741	128,382	130,327

Revenue	289,353	321,830	323,985	330,142	347,847	366,472	354,294	332,189	290,672	1,323,804	1,343,627

Salary and related	110,773	117,002	127,839	123,965	127,666	135,115	127,346	128,904	123,211	496,472	514,576
Office and general	48,924	58,750	51,856	57,621	56,708	61,710	61,754	57,124	44,091	224,935	224,679
Marketing and promotion	60,933	72,509	73,568	71,584	76,818	111,854	68,976	57,684	52,684	294,479	291,198
Provision for legal settlements, net	—	—	—	—	—	—	40,100	—	—	—	40,100
Restructuring and other special charges	—	—	—	11,155	5,442	6,927	2,732	3,592	3,156	16,597	16,407
Depreciation expense	7,448	7,860	9,350	10,408	10,589	10,803	12,330	13,336	14,761	38,207	51,230
Amortization of restricted stock and RSU Plan	2,424	4,176	17,069	2,871	3,623	5,206	8,351	7,437	7,046	27,739	28,040
Non-cash stock option expense	—	186	47	104	105	127	182	165	178	442	652
Amortization of intangibles	1,568	1,394	1,413	1,437	1,457	1,386	1,274	1,374	2,756	5,701	6,790

Operating expenses	232,070	261,877	281,142	279,145	282,408	333,128	323,045	269,616	247,883	1,104,572	1,173,672

Operating income	57,283	59,953	42,843	50,997	65,439	33,344	31,249	62,573	42,789	219,232	169,955
Interest and other, net(1)	6,504	5,413	6,903	6,507	6,799	7,383	3,057	5,283	1,560	25,622	17,283

Income from cont. operations, pre-tax	63,787	65,366	49,746	57,504	72,238	40,727	34,306	67,856	44,349	244,854	187,238

Income taxes	22,307	23,090	17,587	20,474	25,310	15,143	12,153	22,734	14,880	86,461	64,910
Losses in equity interests, net	(1,517)	(1,420)	(2,966)	(3,074)	(838)	(1,822)	(3,592)	(2,086)	(339)	(8,298)	(7,839)

Income from continuing operations	39,963	40,856	29,193	33,956	46,090	23,762	18,561	43,036	29,130	150,095	114,489

Income (loss) from disc. operations, net of tax(2)	(888)	(1,374)	(577)	(655)	(1,090)	(1,171)	12,269	(258)	(536)	(3,696)	10,304

Net income (loss)	$39,075	$39,482	$28,616	$33,301	$45,000	$22,591	$30,830	$42,778	$28,594	$146,399	$124,793

Basic earnings (loss) per share:
Income from continuing operations	$0.31	$0.32	$0.22	$0.26	$0.37	$0.19	$0.15	$0.36	$0.25	$1.17	$0.95

Net income (loss)	$0.30	$0.30	$0.22	$0.26	$0.36	$0.18	$0.26	$0.36	$0.24	$1.14	$1.04

Diluted earnings (loss) per share:
Income from continuing operations	$0.30	$0.31	$0.22	$0.26	$0.36	$0.19	$0.15	$0.36	$0.24	$1.15	$0.94

Net income (loss)	$0.30	$0.30	$0.21	$0.25	$0.36	$0.18	$0.25	$0.35	$0.24	$1.12	$1.03

Weighted avg. shares outstanding:
Basic shares	128,489	129,653	130,542	129,499	125,504	122,711	120,885	120,057	118,601	128,785	120,557
Diluted shares	131,209	132,464	133,121	130,757	126,704	123,332	121,541	120,722	119,380	130,755	121,167

Global employees (ones)	4,813	5,285	5,442	5,116	5,112	5,164	5,396	5,669	6,961	5,112	6,961
Annualized revenue per average employee	$246.2	$255.0	$241.6	$250.2	$272.1	$285.3	$268.4	$240.2	$184.1	$252.7	$231.8

(1)	-	Interest and other, net includes a $1.3 million gain in the fourth quarter of 2006 related to early repayment of a note associated with a disposed company.

(2)	-	Loss from discontinued operations, net of tax in the second quarter of 2008 includes tax benefits of $29.4 million and long-lived asset write-offs of $13.1 million related to the wind-down of the Tickle business included in our Internet Advertising & Fees business segment.

Monster Worldwide, Inc.
Trailing Twelve Months Statistics — Statements of Operations
(unaudited, in thousands, except per share amounts)

Summary P&L Information	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008

Monster Careers	$964,331	$1,029,965	$1,084,101	$1,136,805	$1,195,422	$1,242,009	$1,271,636	$1,272,246	$1,213,300
Internet Advertising & Fees	115,855	122,785	127,303	128,505	128,382	126,437	127,119	128,556	130,327

Revenue	1,080,186	1,152,750	1,211,404	1,265,310	1,323,804	1,368,446	1,398,755	1,400,802	1,343,627

Salary and related	396,194	424,621	458,256	479,579	496,472	514,585	514,092	519,031	514,576
Office and general	158,728	181,079	200,719	217,151	224,935	227,895	237,793	237,296	224,679
Marketing and promotion	251,611	262,872	269,446	278,594	294,479	333,824	329,232	315,332	291,198
Provision for legal settlements, net	—	—	—	—	—	—	40,100	40,100	40,100
Restructuring and other special charges	—	—	—	11,155	16,597	23,524	26,256	18,693	16,407
Depreciation expense	28,757	30,449	31,595	35,066	38,207	41,150	44,130	47,058	51,230
Amortization of restricted stock and RSU Plan	10,671	12,913	26,612	26,540	27,739	28,769	20,051	24,617	28,040
Non-cash stock option expense	148	239	233	337	442	383	518	579	652
Amortization of intangibles	7,671	6,692	5,838	5,812	5,701	5,693	5,554	5,491	6,790

Operating expenses	853,780	918,865	992,699	1,054,234	1,104,572	1,175,823	1,217,726	1,208,197	1,173,672

Operating income	226,406	233,885	218,705	211,076	219,232	192,623	181,029	192,605	169,955
Interest and other, net	19,042	21,095	23,943	25,327	25,622	27,592	23,746	22,522	17,283

Income from cont. operations, pre-tax	245,448	254,980	242,648	236,403	244,854	220,215	204,775	215,127	187,238

Income taxes	86,517	89,289	85,246	83,458	86,461	78,514	73,080	75,340	64,910
Losses in equity interests, net	(7,096)	(7,275)	(7,957)	(8,977)	(8,298)	(8,700)	(9,326)	(8,338)	(7,839)

Income from continuing operations	151,835	158,416	149,445	143,968	150,095	133,001	122,369	131,449	114,489

Income (loss) from disc. operations, net of tax(1)	(114,698)	(124,059)	(126,089)	(3,494)	(3,696)	(3,493)	9,353	9,750	10,304

Net income	$37,137	$34,357	$23,356	$140,474	$146,399	$129,508	$131,722	$141,199	$124,793

Basic earnings per share:
Income from continuing operations	$1.19	$1.23	$1.16	$1.11	$1.17	$1.05	$0.98	$1.07	$0.95

Net income	$0.29	$0.27	$0.18	$1.08	$1.14	$1.02	$1.06	$1.15	$1.04

Diluted earnings per share:
Income from continuing operations	$1.16	$1.20	$1.13	$1.09	$1.15	$1.04	$0.97	$1.07	$0.94

Net income	$0.28	$0.26	$0.18	$1.07	$1.12	$1.01	$1.05	$1.15	$1.03

Weighted avg. shares outstanding:
Basic shares	128,077	128,794	129,292	129,546	128,785	127,064	124,650	122,289	120,557
Diluted shares	131,247	131,627	131,905	131,888	130,755	128,479	125,584	123,075	121,167

(1)	-	Loss from discontinued operations, net of tax in the third quarter of 2006 includes the write-off of $133.0 million of goodwill related to our former TMP Worldwide Advertising & Communications business in North America.

Monster Worldwide, Inc.
Statements of Cash Flows
(unaudited, in thousands, except per share amounts)

										Year to Date Data
	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	12M 2007	12M 2008
Cash flows provided by operating activities:
Net income (loss)	$39,075	$39,482	$28,616	$33,301	$45,000	$22,591	$30,830	$42,778	$28,594	$146,399	$124,793

Adjustments to reconcile net income to cash provided by operating activities:
(Income) loss from discontinued operations, net of tax	888	1,374	577	655	1,090	1,171	(12,269)	258	536	3,696	(10,304)
Depreciation and amortization of intangibles	9,016	9,254	10,763	11,845	12,046	12,189	13,604	14,710	17,517	43,908	58,020
Provision for legal settlements, net	—	—	—	—	—	—	40,100	—	—	—	40,100
Receipts and payments for legal settlements, net	—	—	—	—	—	—	—	5,700	(35,587)	—	(29,887)
Provision for doubtful accounts	2,550	2,483	2,630	3,340	4,453	3,564	3,207	4,403	5,057	12,906	16,231
Non-cash compensation	2,424	4,362	17,116	2,975	3,728	6,495	8,533	7,602	7,223	28,181	29,853
Deferred income taxes	2,267	2,100	(7,605)	2,808	(2,762)	(7,319)	(12,263)	12,440	14,572	(5,459)	7,430
Loss (gain) on disposal of assets	—	—	(572)	(2)	3	725	1,360	924	—	(571)	3,009
Loss in equity interests and other, net	1,521	1,420	2,966	3,074	838	1,822	3,592	2,086	1,263	8,298	8,763
Changes in assets and liabilities, net of business combinations:
Accounts receivable	(122,790)	25,170	(4,804)	13,699	(101,843)	37,848	44,812	49,231	(19,371)	(67,778)	112,520
Prepaid and other	2,465	(2)	(4,202)	(8,007)	(12,766)	1,949	17,149	2,522	1,548	(24,977)	23,168
Deferred revenue	97,440	5,691	2,360	(17,515)	89,650	(2,458)	(51,465)	(58,644)	(5,732)	80,186	(118,299)
Accounts payable, accrued expenses and other liabilities	11,322	(8,950)	7,163	26,536	27,091	340	(13,937)	8,673	(27,790)	51,840	(32,714)
Net cash provided by (used for) operating activities of discontinued operations	(1,619)	(3,385)	(1,847)	126	(2,344)	(560)	(2,569)	(962)	(2,758)	(7,450)	(6,849)

Total adjustments	5,484	39,517	24,545	39,534	19,184	55,766	39,854	48,943	(43,522)	122,780	101,041

Net cash provided by operating activities	44,559	78,999	53,161	72,835	64,184	78,357	70,684	91,721	(14,928)	269,179	225,834

Cash flows provided by (used for) investing activities:
Capital expenditures	(16,882)	(21,449)	(15,515)	(10,596)	(16,240)	(20,559)	(29,654)	(21,011)	(22,403)	(63,800)	(93,627)
Purchase of marketable securities	(373,959)	(365,031)	(317,555)	(327,250)	(415,025)	(149,249)	(7,633)	(25,265)	(1,785)	(1,424,861)	(183,932)
Sale and maturities of marketable securities	342,351	311,662	277,903	446,418	478,068	414,453	21,852	66,000	36,981	1,514,051	539,286
Payments for acquisitions and intangible assets, net of cash acquired	(688)	(1,664)	(142)	(133)	(610)	(61,567)	—	(64,628)	(166,641)	(2,549)	(292,836)
Dividends received from unconsolidated investee	—	—	—	—	—	—	1,011	—	—	—	1,011
Cash funded to equity investee	(2,800)	(2,500)	(1,600)	(5,900)	—	(5,000)	—	—	(1,402)	(10,000)	(6,402)
Net cash used for investing activities of discontinued operations	(356)	(163)	(87)	(5)	—	—	—	—	—	(255)	—

Net cash provided by (used for) investing activities	(52,334)	(79,145)	(56,996)	102,534	46,193	178,078	(14,424)	(44,904)	(155,250)	12,586	(36,500)

Cash flows provided by (used for) financing activities:
Proceeds from borrowings on credit facility short-term	—	—	—	—	—	—	—	247,000	4,971	—	251,971
Payments on borrowings on credit facility short-term	—	—	—	—	—	—	—	—	(197,893)	—	(197,893)
Repurchase of common stock	(318)	(3,326)	(6,716)	(154,692)	(97,761)	(79,469)	(6,858)	(41,806)	(32)	(262,495)	(128,165)
Net borrowings (payments) under capital lease obligations and other debt	322	—	—	(58)	(42)	(80)	(67)	(9)	(15)	(100)	(171)
Payments on acquisition debt	440	(16,310)	(5,552)	—	(1,500)	—	—	—	—	(23,362)	—
Proceeds from the exercise of employee stock options	1,038	43,395	10,006	651	838	418	628	110	305	54,890	1,461
Excess tax benefits from (provisions for) stock-based compensation	632	6,486	5,857	1,611	(155)	(568)	688	861	22	13,799	1,003

Net cash provided by (used for) financing activities	2,114	30,245	3,595	(152,488)	(98,620)	(79,699)	(5,609)	206,156	(192,642)	(217,268)	(71,794)

Effects of exchange rates on cash	1,553	963	1,037	3,795	772	10,256	(1,933)	(13,303)	(20,044)	6,567	(25,024)

Net increase (decrease) in cash and cash equivalents	(4,108)	31,062	797	26,676	12,529	186,992	48,718	239,670	(382,864)	71,064	92,516
Cash and cash equivalents, beginning of period	62,788	58,680	89,742	90,539	117,215	129,744	316,736	365,454	605,124	58,680	129,744

Cash and cash equivalents, end of period	$58,680	$89,742	$90,539	$117,215	$129,744	$316,736	$365,454	$605,124	$222,260	$129,744	$222,260

Non — GAAP Free cash flow(1):
Net cash provided by operating activities	$44,559	$78,999	$53,161	$72,835	$64,184	$78,357	$70,684	$91,721	$(14,928)	$269,179	$225,834
Less: Capital expenditures	(16,882)	(21,449)	(15,515)	(10,596)	(16,240)	(20,559)	(29,654)	(21,011)	(22,403)	(63,800)	(93,627)

Free cash flow	$27,677	$57,550	$37,646	$62,239	$47,944	$57,798	$41,030	$70,710	$(37,331)	$205,379	$132,207

(1)	-	See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Consolidated Condensed Balance Sheets
(unaudited, in thousands, except selected financial ratios)

	Trended Quarterly Data
	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008
ASSETS

Current assets:
Cash and cash equivalents	$58,680	$89,742	$90,539	$117,215	129,744	316,736	$365,454	$605,124	222,260
Available-for-sale securities, current	537,893	591,262	630,914	511,746	448,703	79,236	68,579	33,823	1,425
Net Accounts Receivable	444,747	417,329	419,033	401,994	499,854	458,447	410,427	358,214	376,720
Prepaid and other	82,488	89,650	100,233	101,950	106,664	97,929	121,093	111,754	82,415

Total current assets	1,123,808	1,187,983	1,240,719	1,132,905	1,184,965	952,348	965,553	1,108,915	682,820

Available-for-sale securities, non-current	—	—	—	—	—	102,716	99,330	93,728	90,347
Property and equipment, net	97,286	110,875	117,613	117,802	123,397	138,182	149,048	152,352	161,282
Goodwill	589,041	590,553	595,850	614,437	615,334	702,598	690,161	707,164	894,546
Intangibles, net	39,320	38,191	37,012	36,804	35,351	34,308	32,696	36,694	52,335
Investment in unconsolidated affiliates	59,625	57,748	54,782	51,708	50,871	49,049	44,446	42,360	1,843
Other assets	43,232	55,540	48,360	52,513	53,162	67,218	70,475	61,761	33,417
Non-current assets of discontinued operations	17,491	16,925	16,233	15,461	14,730	13,959	—	—	—

Total assets	$1,969,803	$2,057,815	$2,110,569	$2,021,630	2,077,810	$2,060,378	$2,051,709	$2,202,974	1,916,590

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$358,850	$279,032	$278,553	$298,023	304,146	297,932	$321,077	$328,546	254,407
Deferred revenue	444,145	449,836	452,196	434,682	524,331	521,873	470,408	411,764	414,312
Borrowings on credit facilities short-term	—	—	—	—	—	—	—	247,000	54,971
Current portion of long-term debt	23,249	7,074	1,660	1,684	184	158	142	26	18

Total current liabilities	826,244	735,942	732,409	734,389	828,661	819,963	791,627	987,336	723,708

Non-current income taxes payable	—	84,480	89,910	94,418	111,108	116,376	119,360	115,318	119,951
Other liabilities	28,344	34,590	25,473	25,313	17,033	16,077	17,323	23,682	25,648
Long-term debt, less current portion	415	395	312	261	231	177	126	17	10
Non-current liabilities of discontinued operations	5,115	4,906	4,696	4,486	4,276	4,067	—	—	—

Total liabilities	860,118	860,313	852,800	858,867	961,309	956,660	928,436	1,126,353	869,317

Common stock and class B common stock	131	131	131	131	133	133	134	134	133
Additional paid-in capital	1,636,023	1,687,407	1,713,670	1,562,646	1,468,808	1,395,991	1,397,281	1,363,655	1,367,373
Accumulated other comprehensive income	87,632	87,708	93,096	115,813	118,387	155,830	143,264	87,460	25,801
Retained deficit	(614,101)	(577,744)	(549,128)	(515,827)	(470,827)	(448,236)	(417,406)	(374,628)	(346,034)

Total stockholders’ equity	1,109,685	1,197,502	1,257,769	1,162,763	1,116,501	1,103,718	1,123,273	1,076,621	1,047,273

Total liabilities and stockholders’ equity	$1,969,803	$2,057,815	$2,110,569	$2,021,630	2,077,810	$2,060,378	$2,051,709	$2,202,974	1,916,590

Selected Financial Ratios(1)
- Annualized return on equity	14.5%	13.7%	9.3%	11.0%	15.8%	8.1%	11.1%	15.6%	10.8%
- Book value per share	$8.63	$9.19	$9.60	$9.19	$9.02	$9.13	$9.30	$9.08	$8.83
- Cash and marketable securities per share	$4.64	$5.23	$5.51	$4.97	$4.67	$4.13	$4.42	$6.18	$2.65
- Net cash and securities	$572,909	$673,535	$719,481	$627,016	$578,032	$498,353	$533,095	$485,632	$259,033

(1)	-	See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.
Segment Information and Margin Analysis — Non-GAAP
(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	12M 2007	12M 2008

Segment OIBDA(1):
Monster Careers — North America	$64,984	$71,150	$60,845	$57,589	$60,410	$47,602	$67,636	$52,516	$44,138	$249,994	$211,892
Monster Careers — International	13,001	12,594	17,362	12,896	29,980	16,662	40,361	39,060	23,833	72,832	119,916

Monster Careers OIBDA(1)	77,985	83,744	78,207	70,485	90,390	64,264	107,997	91,576	67,971	322,826	331,808

Internet Advertising & Fees OIBDA(1)	11,553	7,470	7,438	5,316	3,118	792	7,508	7,425	6,293	23,342	22,018

Total Monster OIBDA(1)	$89,538	$91,214	$85,645	$75,801	$93,508	$65,056	$115,505	$99,001	$74,264	$346,168	$353,826

Corporate expenses before D&A(1)	$(20,815)	$(17,645)	$(14,923)	$(9,917)	$(11,032)	$(12,104)	$(61,196)	$(13,192)	$(5,810)	$(53,517)	$(92,302)

Proforma operating income(1):
Monster Careers — North America	$59,853	$65,878	$55,029	$59,430	$56,482	$42,955	$59,335	$43,771	$34,314	$236,819	$180,375
Monster Careers — International	9,658	7,961	12,055	13,589	28,699	12,945	33,316	32,467	17,711	62,304	96,439

Monster Careers Proforma operating income(1)	69,511	73,839	67,084	73,019	85,181	55,900	92,651	76,238	52,025	299,123	276,814

Internet Advertising & Fees ProForma operating income (loss)(1)	10,623	6,062	5,679	5,404	2,658	(609)	4,994	4,977	3,745	19,803	13,107

Total Monster Proforma income(1)	$80,134	$79,901	$72,763	$78,423	$87,839	$55,291	$97,645	$81,215	$55,770	$318,926	$289,921

Corporate Proforma expenses(1)	$(9,285)	$(10,121)	$(8,778)	$(8,046)	$(12,177)	$(11,586)	$(19,308)	$(11,175)	$(14,294)	$(39,122)	$(56,363)

Segment operating income:(1)
Monster Careers — North America	$59,853	$65,878	$54,579	$51,455	$52,950	$39,701	$58,409	$43,120	$34,025	$224,862	$175,255
Monster Careers — International	9,658	7,961	12,055	7,344	24,753	9,643	31,916	30,230	12,938	52,113	84,727

Monster Careers operating income	69,511	73,839	66,634	58,799	77,703	49,344	90,325	73,350	46,963	276,975	259,982

Internet Advertising & Fees operating income (loss)	10,623	6,062	5,679	3,487	1,383	(1,431)	4,656	4,726	3,715	16,611	11,666

Total Monster operating income	$80,134	$79,901	$72,313	$62,286	$79,086	$47,913	$94,981	$78,076	$50,678	$293,586	$271,648

Corporate expenses	$(22,851)	$(19,948)	$(29,470)	$(11,289)	$(13,647)	$(14,569)	$(63,732)	$(15,503)	$(7,889)	$(74,354)	$(101,693)

Margin Analysis:

Monster Careers — North America OIBDA margin	38.6%	38.7%	34.9%	32.8%	34.8%	25.9%	41.2%	33.8%	32.7%	35.3%	33.2%
Monster Careers — North America Proforma operating margin	35.6%	35.8%	31.5%	33.9%	32.5%	23.4%	36.1%	28.2%	25.4%	33.5%	28.3%
Monster Careers — North America operating margin	35.6%	35.8%	31.3%	29.4%	30.5%	21.6%	35.6%	27.8%	25.2%	31.8%	27.5%

Monster Careers — International OIBDA margin	14.5%	11.9%	14.9%	10.6%	20.9%	10.9%	25.8%	27.4%	19.4%	14.9%	20.8%
Monster Careers — International Proforma operating margin	10.7%	7.5%	10.3%	11.2%	20.0%	8.4%	21.3%	22.8%	14.2%	12.8%	16.7%
Monster Careers — International operating margin	10.7%	7.5%	10.3%	6.0%	17.3%	6.3%	20.4%	21.2%	10.5%	10.7%	14.7%

Monster Careers OIBDA margin	30.2%	28.9%	26.8%	23.7%	28.5%	19.1%	33.6%	30.8%	26.4%	27.0%	27.3%
Monster Careers Proforma operating margin	26.9%	25.4%	23.0%	24.6%	26.9%	16.6%	28.9%	25.6%	20.0%	25.0%	22.8%
Monster Careers operating margin	26.9%	25.4%	22.9%	19.8%	24.5%	14.7%	28.1%	24.6%	18.2%	23.2%	21.4%

Internet Advertising & Fees OIBDA margin	37.2%	23.6%	22.8%	16.0%	10.1%	2.7%	22.5%	21.5%	19.2%	18.2%	16.9%
Internet Advertising & Fees Proforma operating margin	34.2%	19.2%	17.4%	16.3%	8.6%	-2.1%	15.0%	14.4%	11.4%	15.4%	10.1%
Internet Advertising & Fees operating margin	34.2%	19.2%	17.4%	10.5%	4.5%	-4.8%	14.0%	13.7%	11.3%	12.9%	9.0%

(1)	-	See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Statements of Operations
(unaudited)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	12M 2007	12M 2008

Monster Careers	89.3%	90.2%	89.9%	90.0%	91.1%	91.9%	90.6%	89.6%	88.7%	90.3%	90.3%
Internet Advertising & Fees	10.7%	9.8%	10.1%	10.0%	8.9%	8.1%	9.4%	10.4%	11.3%	9.7%	9.7%

Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	38.3%	36.4%	39.5%	37.5%	36.7%	36.9%	35.9%	38.8%	42.4%	37.5%	38.3%
Office and general	16.9%	18.3%	16.0%	17.5%	16.3%	16.8%	17.4%	17.2%	15.2%	17.0%	16.7%
Marketing and promotion	21.1%	22.5%	22.7%	21.7%	22.1%	30.5%	19.5%	17.4%	18.1%	22.2%	21.7%
Provision for legal settlements, net	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	11.3%	0.0%	0.0%	0.0%	3.0%
Restructuring and other special charges	0.0%	0.0%	0.0%	3.4%	1.6%	1.9%	0.8%	1.1%	1.1%	1.3%	1.2%
Depreciation expense	2.6%	2.4%	2.9%	3.2%	3.0%	2.9%	3.5%	4.0%	5.1%	2.9%	3.8%
Amortization of restricted stock and RSU Plan	0.8%	1.3%	5.3%	0.9%	1.0%	1.4%	2.4%	2.2%	2.4%	2.1%	2.1%
Non-cash stock option expense	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%	0.0%	0.0%
Amortization of intangibles	0.5%	0.4%	0.4%	0.4%	0.4%	0.4%	0.4%	0.4%	0.9%	0.4%	0.5%

Operating expenses	80.2%	81.4%	86.8%	84.6%	81.2%	90.9%	91.2%	81.2%	85.3%	83.4%	87.4%

Operating income	19.8%	18.6%	13.2%	15.4%	18.8%	9.1%	8.8%	18.8%	14.7%	16.6%	12.6%
Interest and other, net	2.2%	1.7%	2.1%	2.0%	2.0%	2.0%	0.9%	1.6%	0.5%	1.9%	1.3%

Income from cont. operations, pre-tax	22.0%	20.3%	15.4%	17.4%	20.8%	11.1%	9.7%	20.4%	15.3%	18.5%	13.9%

Income taxes	7.7%	7.2%	5.4%	6.2%	7.3%	4.1%	3.4%	6.8%	5.1%	6.5%	4.8%
Losses in equity interests, net	-0.5%	-0.4%	-0.9%	-0.9%	-0.2%	-0.5%	-1.0%	-0.6%	-0.1%	-0.6%	-0.6%

Income from continuing operations	13.8%	12.7%	9.0%	10.3%	13.3%	6.5%	5.2%	13.0%	10.0%	11.3%	8.5%

Income (loss) from disc. operations, net of tax	-0.3%	-0.4%	-0.2%	-0.2%	-0.3%	-0.3%	3.5%	-0.1%	-0.2%	-0.3%	0.8%

Net income (loss)	13.5%	12.3%	8.8%	10.1%	12.9%	6.2%	8.7%	12.9%	9.8%	11.1%	9.3%

Monster Worldwide, Inc.
Statements of Operations — Reconciliation of Non-GAAP Measures
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	12M 2007	12M 2008

Proforma revenue(1)	$289,353	$321,830	$323,985	$330,142	$347,847	$366,472	$354,294	$332,189	$292,885	$1,323,804	$1,345,840

Deferred revenue related to acquisitions	—	—	—	—	—	—	—	—	2,213	—	2,213

Revenue	$289,353	$321,830	$323,985	$330,142	$347,847	$366,472	$354,294	$332,189	$290,672	$1,323,804	$1,343,627

OIBDA(1)	$68,723	$73,569	$70,722	$65,884	$82,476	$52,952	$54,309	$85,809	$68,454	$292,651	$261,524

Depreciation expense	7,448	7,860	9,350	10,408	10,589	10,803	12,330	13,336	14,761	38,207	51,230
Amortization of restricted stock and RSU Plan	2,424	4,176	17,069	2,871	3,623	5,206	8,351	7,437	7,046	27,739	28,040
Non-cash stock option expense	—	186	47	104	105	127	182	165	178	442	652
Restructuring non-cash compensation expense	—	—	—	—	—	1,162	—	—	—	—	1,162
Restructuring non-cash write-offs	—	—	—	67	1,263	924	923	924	924	1,330	3,695
Amortization of intangibles	1,568	1,394	1,413	1,437	1,457	1,386	1,274	1,374	2,756	5,701	6,790

Operating income	$57,283	$59,953	$42,843	$50,997	$65,439	$33,344	$31,249	$62,573	$42,789	$219,232	$169,955

Proforma operating income(1)	$70,849	$69,780	$63,985	$70,377	$75,662	$43,705	$78,337	$70,040	$41,476	$279,804	$233,558

Executive Commitments	—	—	15,811	—	—	—	—	—	—	15,811	—
Provision for legal settlements, net	—	—	—	—	—	—	40,100	—	—	—	40,100
Stock option investigation	13,566	9,827	5,331	2,571	1,392	2,983	4,256	3,875	(6,682)	19,121	4,432
Security breach	—	—	—	5,654	3,389	451	—	—	—	9,043	451
Deferred revenue related to acquisitions	—	—	—	—	—	—	—	—	2,213	—	2,213
Restructuring non-cash compensation expense	—	—	—	—	—	1,162	—	—	—	—	1,162
Restructuring program non-cash write-offs	—	—	—	67	1,263	924	923	924	924	1,330	3,695
Restructuring expenses, less non-cash items	—	—	—	11,088	4,179	4,841	1,809	2,668	2,232	15,267	11,550

Operating income	$57,283	$59,953	$42,843	$50,997	$65,439	$33,344	$31,249	$62,573	$42,789	$219,232	$169,955

(1)	-	See notes to financial supplement for further explanation of non-GAAP measures.